GREENLIGHT RE ANNOUNCES FINANCIAL RESULTS FOR FOURTH QUARTER AND YEAR-END DECEMBER 31, 2025

Improves Q4 Combined Ratio to 92.1%,
Achieves Record Full-Year Underwriting Income.

GRAND CAYMAN, Cayman Islands – March 9, 2026 – Greenlight Capital Re, Ltd. (NASDAQ: GLRE) (“Greenlight Re” or the “Company”) today reported its financial results for the fourth quarter and year ended December 31, 2025.

Fourth Quarter 2025 Highlights (all comparisons are to fourth quarter 2024 unless noted otherwise):

•Gross premiums written increased 12% to $161.3 million;
•Net premiums earned increased 12% to $165.6 million;
•Net underwriting income of $13.0 million, compared to an underwriting loss of $18.0 million;
•Combined ratio of 92.1%, compared to 112.1%;
•Total investment income of $44.8 million, compared to $2.6 million;
•Net income of $49.3 million, or $1.44 per diluted ordinary share, compared to a net loss of $27.4 million, or $(0.81) per diluted ordinary share;
•Repurchased $2.8 million of shares at an average cost of $14.02 per share; and
•Fully diluted book value per share increased 8.1% to $20.43, from $18.90 at September 30, 2025.

Year ended December 31, 2025 Highlights (all comparisons are to the same period in 2024):

•Gross premiums written increased 11% to $773.3 million;
•Net premiums earned increased 7% to $661.1 million;
•Net underwriting income of $35.7 million compared to an underwriting loss of $8.2 million;
•Combined ratio of 94.6%, compared to 101.4%;
•Total investment income of $60.2 million, compared to $79.6 million;
•Net income of $74.8 million, or $2.17 per diluted ordinary share, compared to $42.8 million, or $1.24 per diluted ordinary share;
•Repurchased $9.8 million of shares at an average cost of $13.76 per share; and
•Fully diluted book value per share increased 13.8% to $20.43, from $17.95 at December 31, 2024.

Greg Richardson, Chief Executive Officer of Greenlight Re, stated, “We are proud of our fourth quarter 2025 underwriting results, which resulted in a combined ratio of 92.1%, allowing us to close the year with a record underwriting income and a combined ratio of 94.6%. Growth in gross premiums written and net premiums earned, coupled with our expanded investment income and our strong combined ratio, resulted in book value growth of 8.1% in the fourth quarter.”

David Einhorn, Chairman of the Board of Directors, said, “Greenlight Re had a solid year, with good results on both sides of the balance sheet; it grew fully-diluted book value per share 13.8%, above its cost of equity. I want to congratulate Greg and the team on the improved performance. The Solasglas investment portfolio gained 7.9% during the fourth quarter, with gains and positive alpha from longs, shorts and macro and returned 7.5% for the year, with most of the gains coming from macro.”

Greenlight Capital Re, Ltd. Fourth Quarter and Year-End 2025 Earnings Call

Greenlight Re will host a live conference call to discuss its financial results on Tuesday, March 10, 2026, at 9:00 a.m. Eastern Time. Dial-in details:

U.S. toll free             1-877-407-9753
International            1-201-493-6739

The conference call can also be accessed via webcast at:
https://event.webcasts.com/starthere.jsp?ei=1727630&tp_key=a76f5f514d

A telephone replay will be available following the call through March 15, 2026. The replay of the call may be accessed by dialing 1-877-660-6853 (U.S. toll free) or 1-201-612-7415 (international), access code 13754962. An audio file of the call will also be available on the Company’s website, www.greenlightre.com.

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Non-GAAP Financial Measures
In presenting the Company’s results, management has included fully diluted book value per share as a financial measure that is not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). This measure is referred to as a non-GAAP measure. The non-GAAP measure may be defined or calculated differently by other companies. Management believes the measure allows for a more thorough understanding of the Company’s performance. The non-GAAP measure may not be comparable to similarly titled measures reported by other companies and should be used to monitor our results and should be considered in addition to, and not viewed as a substitute for those measures determined in accordance with GAAP. Reconciliation of the measure to the most comparable GAAP figures is included in the attached financial information in accordance with Regulation G.

Forward-Looking Statements
This news release contains forward-looking statements concerning Greenlight Capital Re, Ltd. and/or its subsidiaries (the “Company”) within the meaning of the U.S. federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the U.S. federal securities laws. These statements involve risks and uncertainties that could cause actual results to differ materially from those contained in forward-looking statements made on the Company’s behalf. These risks and uncertainties include any suspension or revocation of any of our licenses; losses from catastrophes; the loss of significant brokers; the performance of Solasglas Investments, LP; a downgrade or withdrawal of our A.M. Best ratings; the carry values of our investments made under our Greenlight Re Innovations segment may differ significantly from those that would be used if we carried these investments at fair value; and other factors described in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), as those factors may be updated from time to time in our periodic and other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statements, which speak only as to the date of this release, whether as a result of new information, future events, or otherwise, except as provided by law.

About Greenlight Capital Re, Ltd.
Greenlight Re (www.greenlightre.com) provides multiline property and casualty insurance and reinsurance through its licensed and regulated reinsurance entities in the Cayman Islands and Ireland, and its Lloyd’s platform, Greenlight Innovation Syndicate 3456. The Company complements its underwriting activities with a non-traditional investment approach designed to achieve higher rates of return over the long term than reinsurance companies that exclusively employ more traditional investment strategies. The Company’s innovations unit, Greenlight Re Innovations, supports technology innovators in the (re)insurance space by providing investment capital, risk capacity, and access to a broad insurance network.

Investor Relations Contact
Jeremy Hellman
Vice President, The Equity Group Inc.
(212) 836-9626
IR@greenlightre.ky

GREENLIGHT CAPITAL RE, LTD.
CONSOLIDATED BALANCE SHEETS
(expressed in thousands of U.S. dollars, except per share and share amounts)

	December 31, 2025	December 31, 2024
Assets
Investments
Investment in related party investment fund, at fair value	$504,555	$387,144
Other investments	62,911	73,160
Fixed maturity investments, at fair value	65,609	—
Total investments	633,075	460,304
Cash and cash equivalents	111,756	64,685
Restricted cash and cash equivalents	531,976	584,402
Reinsurance balances receivable	664,381	704,483
Reinsurance recoverable on unpaid loss and loss adjustment expenses	81,392	85,790
Deferred acquisition costs	99,954	82,249
Unearned premiums ceded	39,223	29,545
Other assets	8,026	4,765
Total assets	$2,169,783	$2,016,223
Liabilities and equity
Liabilities
Loss and loss adjustment expense reserves	$967,960	$860,969
Unearned premium reserves	361,704	324,551
Reinsurance balances payable	95,853	105,892
Funds withheld	16,105	21,878
Other liabilities	15,460	6,305
Debt	4,724	60,749
Total liabilities	1,461,806	1,380,344
Commitments and Contingencies (Note 17)
Shareholders' equity
Preferred share capital (par value $0.10; none issued)	—	—
Ordinary share capital (par value $0.10; issued and outstanding, 33,897,709) (2024: par value $0.10; issued and outstanding, 34,831,324)	$3,390	$3,483
Additional paid-in capital	478,910	481,551
Retained earnings	225,677	150,845
Total shareholders' equity	707,977	635,879
Total liabilities and equity	$2,169,783	$2,016,223

GREENLIGHT CAPITAL RE, LTD.
CONSOLIDATED RESULTS OF OPERATIONS
(expressed in thousands of U.S. dollars, except percentages and per share amounts)

	Three months ended December 31		Year ended December 31
	2025	2024	2025	2024
	(Unaudited)
Underwriting results:
Gross premiums written	$161,311	$143,756	$773,261	$698,335
Net premiums written	$144,803	$131,297	$691,409	$621,265
Net premiums earned	$165,621	$148,136	$661,144	$619,954
Net loss and LAE incurred:
Current year	(95,726)	(100,998)	(399,200)	(406,465)
Prior year	(4,310)	(21,747)	(12,392)	(20,804)
Net loss and LAE incurred	(100,036)	(122,745)	(411,592)	(427,269)
Acquisition costs	(44,177)	(38,549)	(184,853)	(176,775)
Underwriting expenses	(8,316)	(4,634)	(28,627)	(22,857)
Deposit interest expense	(54)	(208)	(421)	(1,228)
Net underwriting income (loss)	13,038	(18,000)	35,651	(8,175)

Investment results:
Income from investment in Solasglas	36,194	(8,817)	35,711	33,605
Net investment income	8,650	11,374	24,457	45,954
Total investment income	44,844	2,557	60,168	79,559

Corporate and other expenses	(6,781)	(3,043)	(21,607)	(16,377)
Foreign exchange gains (losses)	(167)	(8,851)	8,465	(5,606)
Interest expense	(328)	(1,009)	(4,366)	(5,836)
Income tax expense	(1,325)	928	(3,479)	(749)
Net income	$49,281	$(27,418)	$74,832	$42,816

Earnings per share
Basic	$1.47	$(0.81)	$2.21	$1.26
Diluted	$1.44	$(0.81)	$2.17	$1.24

Underwriting ratios:
Current year loss ratio	57.8%	68.1%	60.4%	65.6%
Prior year reserve development ratio	2.6%	14.7%	1.9%	3.4%
Loss ratio	60.4%	82.8%	62.3%	69.0%
Acquisition cost ratio	26.7%	26.0%	28.0%	28.5%
Composite ratio	87.1%	108.8%	90.2%	97.5%
Underwriting expense ratio	5.1%	3.3%	4.4%	3.9%
Combined ratio	92.1%	112.1%	94.6%	101.4%

The following tables present the Company’s results by segment and on a consolidated basis:

GREENLIGHT CAPITAL RE, LTD.
SEGMENT RESULTS OF OPERATIONS (unaudited)
(expressed in thousands of U.S. dollars)
Three months ended December 31, 2025

	Open Market	Innovations	Corporate	Total Consolidated
Gross premiums written	$124,193	$37,143	$(25)	$161,311
Net premiums written	$123,598	$21,228	$(23)	$144,803
Net premiums earned	$141,410	$24,235	$(24)	$165,621
Net loss and LAE incurred	(85,568)	(14,470)	2	(100,036)
Acquisition costs	(36,615)	(7,879)	317	(44,177)
Other underwriting expenses	(6,010)	(2,306)	—	(8,316)
Deposit interest expense, net	(54)	—	—	(54)
Underwriting income (loss)	13,163	(420)	295	13,038
Net investment income (loss)	15,013	327	(6,690)	8,650
Corporate and other expenses	—	(805)	(5,976)	(6,781)
Income (loss) from investment in Solasglas			36,194	36,194
Foreign exchange gains (losses)			(167)	(167)
Interest expense			(328)	(328)
Income (loss) before income taxes	$28,176	$(898)	$23,328	$50,606

Underwriting ratios:
Loss ratio	60.5%	59.7%	NM*	60.4%
Acquisition cost ratio	25.9%	32.5%	NM*	26.7%
Composite ratio	86.4%	92.2%	NM*	87.1%
Underwriting expenses ratio	4.3%	9.5%	NM*	5.1%
Combined ratio	90.7%	101.7%	NM*	92.1%
*Not Meaningful

GREENLIGHT CAPITAL RE, LTD.
SEGMENT RESULTS OF OPERATIONS (unaudited)
(expressed in thousands of U.S. dollars)
Three months ended December 31, 2024

	Open Market	Innovations	Corporate	Total Consolidated
Gross premiums written	$123,095	$20,663	$(2)	$143,756
Net premiums written	$113,907	$17,390	$—	$131,297
Net premiums earned	$127,870	$19,014	$1,252	$148,136
Net loss and LAE incurred	(105,306)	(12,955)	(4,484)	(122,745)
Acquisition costs	(32,539)	(5,729)	(281)	(38,549)
Other underwriting expenses	(4,010)	(624)	—	(4,634)
Deposit interest expense, net	(208)	—	—	(208)
Underwriting income (loss)	(14,193)	(294)	(3,513)	(18,000)
Net investment income	10,871	266	237	11,374
Corporate and other expenses	—	(437)	(2,606)	(3,043)
Income from investment in Solasglas			(8,817)	(8,817)
Foreign exchange gains (losses)			(8,851)	(8,851)
Other income			—	—
Interest expense			(1,009)	(1,009)
Income (loss) before income taxes	$(3,322)	$(465)	$(24,559)	$(28,346)

Underwriting ratios:
Loss ratio	82.4%	68.1%	NM*	82.8%
Acquisition cost ratio	25.4%	30.1%	NM*	26.0%
Composite ratio	107.8%	98.2%	NM*	108.8%
Underwriting expenses ratio	3.3%	3.3%	NM*	3.3%
Combined ratio	111.1%	101.5%	NM*	112.1%
*Not Meaningful

GREENLIGHT CAPITAL RE, LTD.
SEGMENT RESULTS OF OPERATIONS
(expressed in thousands of U.S. dollars)
Year ended December 31, 2025

	Open Market	Innovations	Corporate	Total Consolidated
Gross premiums written	$652,229	$121,598	$(566)	$773,261
Net premiums written	$601,690	$90,233	$(514)	$691,409
Net premiums earned	$576,032	$85,626	$(514)	$661,144
Net loss and LAE incurred	(358,396)	(51,472)	(1,724)	(411,592)
Acquisition costs	(158,465)	(26,818)	430	(184,853)
Other underwriting expenses	(21,114)	(7,513)	—	(28,627)
Deposit interest expense, net	(421)	—	—	(421)
Underwriting income (loss)	37,636	(177)	(1,808)	35,651
Net investment income (loss)	32,036	(10,064)	2,485	24,457
Corporate and other expenses	—	(2,703)	(18,904)	(21,607)
Income (loss) from investment in Solasglas			35,711	35,711
Foreign exchange gains (losses)			8,465	8,465
Interest expense			(4,366)	(4,366)
Income (loss) before income taxes	$69,672	$(12,944)	$21,583	$78,311

Underwriting ratios:
Loss ratio	62.2%	60.1%	NM*	62.3%
Acquisition cost ratio	27.5%	31.3%	NM*	28.0%
Composite ratio	89.7%	91.4%	NM*	90.2%
Underwriting expenses ratio	3.7%	8.8%	NM*	4.4%
Combined ratio	93.4%	100.2%	NM*	94.6%

*Not Meaningful

GREENLIGHT CAPITAL RE, LTD.
SEGMENT RESULTS OF OPERATIONS
(expressed in thousands of U.S. dollars)
Year ended December 31, 2024

	Open Market	Innovations	Corporate	Total Consolidated
Gross premiums written	$603,798	$94,725	$(188)	$698,335
Net premiums written	$541,446	$80,016	$(197)	$621,265
Net premiums earned	$511,922	$86,352	$21,680	$619,954
Net loss and LAE incurred	(341,586)	(51,939)	(33,744)	(427,269)
Acquisition costs	(144,852)	(27,151)	(4,772)	(176,775)
Other underwriting expenses	(19,175)	(3,682)	—	(22,857)
Deposit interest expense, net	(1,228)	—	—	(1,228)
Underwriting income (loss)	5,081	3,580	(16,836)	(8,175)
Net investment income	42,629	702	2,623	45,954
Corporate and other expenses	—	(2,445)	(13,932)	(16,377)
Income from investment in Solasglas			33,605	33,605
Foreign exchange gains (losses)			(5,606)	(5,606)
Other income			—	—
Interest expense			(5,836)	(5,836)
Income (loss) before income taxes	$47,710	$1,837	$(5,982)	$43,565

Underwriting ratios:
Loss ratio	66.7%	60.1%	155.6%	69.0%
Acquisition cost ratio	28.3%	31.4%	22.0%	28.5%
Composite ratio	95.0%	91.5%	177.6%	97.5%
Underwriting expenses ratio	4.0%	4.3%	—%	3.9%
Combined ratio	99.0%	95.8%	177.6%	101.4%

GREENLIGHT CAPITAL RE, LTD.
KEY FINANCIAL MEASURES AND NON-GAAP MEASURES

Management uses certain key financial measures, some of which are not prescribed under U.S. GAAP rules and standards (“non-GAAP financial measures”), to evaluate our financial performance, financial position, and the change in shareholder value. Generally, a non-GAAP financial measure, as defined in SEC Regulation G, is a numerical measure of a company’s historical or future financial performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented under U.S. GAAP. We believe that these measures, which may be calculated or defined differently by other companies, provide consistent and comparable metrics of our business performance to help shareholders understand performance trends and facilitate a more thorough understanding of the Company’s business. Non-GAAP financial measures should not be viewed as substitutes for those determined under U.S. GAAP.

We use the following non-GAAP financial measure in this news release.
Fully Diluted Book Value Per Share

Our primary financial goal is to increase fully diluted book value per share over the long term. We use fully diluted book value as a financial measure in our incentive compensation plan.

We believe that long-term growth in fully diluted book value per share is the most relevant measure of our financial performance because it provides management and investors a yardstick to monitor the shareholder value generated. Fully diluted book value per share may also help our investors, shareholders, and other interested parties form a basis of comparison with other companies within the property and casualty reinsurance industry. Fully diluted book value per share should not be viewed as a substitute for the most comparable U.S. GAAP measure, which in our view is the basic book value per share.

We calculate basic book value per share as (a) ending shareholders' equity, divided by (b) the total ordinary shares issued and outstanding, as reported in the consolidated financial statements.

Fully diluted book value per share represents basic book value per share combined with any dilutive impact of in-the-money stock options and all outstanding restricted stock units, or “RSUs”. We believe these adjustments better reflect the ultimate dilution to our shareholders.

The following table presents a reconciliation of the fully diluted book value per share to basic book value per share (the most directly comparable U.S. GAAP financial measure):

	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
	($ in thousands, except per share and share amounts)
Numerator for basic and fully diluted book value per share:
Total equity as reported under U.S. GAAP	$707,977	$658,889	$663,318	$666,804	$635,879
Denominator for basic and fully diluted book value per share:
Ordinary shares issued and outstanding as reported and denominator for basic book value per share	33,897,709	34,099,226	34,198,153	34,557,449	34,831,324
Add: In-the-money stock options (1) and all outstanding RSUs	755,997	757,505	775,124	773,938	590,001
Denominator for fully diluted book value per share	34,653,706	34,856,731	34,973,277	35,331,387	35,421,325

Basic book value per share	$20.89	$19.32	$19.40	$19.30	$18.26

Fully diluted book value per share	$20.43	$18.90	$18.97	$18.87	$17.95
(1) Assuming net exercise by the grantee.